Exhibit (d)(18)

IVY FUNDS

APPENDIX B TO INVESTMENT MANAGEMENT AGREEMENT

FEE SCHEDULE

A cash fee computed each day on the net asset value for each Fund at the annual rate listed below:

Ivy Asset Strategy Fund

Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets
Ivy Balanced Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets
Ivy Bond Fund
Net Assets	Fee
Up to $500 million	0.525% of net assets
Over $500 million and up to $1 billion	0.50% of net assets
Over $1 billion and up to $1.5 billion	0.45% of net assets
Over $1.5 billion	0.40% of net assets
Ivy Core Equity Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $5 billion	0.55% of net assets
Over $5 billion and up to $6 billion	0.525% of net assets
Over $6 billion	0.50% of net assets
Ivy Cundill Global Value Fund
Net Assets	Fee
Up to $500 million	1.00% of net assets
Over $500 million and up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Ivy Dividend Opportunities Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets
Ivy Emerging Markets Equity Fund
Net Assets	Fee
Up to $1 billion	0.90% of net assets
Over $1 billion and up to $2 billion	0.85% of net assets
Over $2 billion	0.80% of net assets
Ivy Emerging Markets Local Currency Debt Fund
Net Assets	Fee
Up to $1 billion	0.90% of net assets
Over $1 billion and up to $2 billion	0.85% of net assets
Over $2 billion	0.80% of net assets
Ivy Energy Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets
Ivy European Opportunities Fund
Net Assets	Fee
Up to $250 million	0.90% of net assets
Over $250 million and up to $500 million	0.85% of net assets
Over $500 million	0.75% of net assets
Ivy Global Bond Fund
Net Assets	Fee
Up to $500 million	0.625% of net assets
Over $500 million and up to $1 billion	0.60% of net assets
Over $1 billion and up to $1.5 billion	0.55% of net assets
Over $1.5 billion	0.50% of net assets
Ivy Global Equity Income Fund (Effective June 4, 2012)
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Ivy Global Income Allocation Fund (name change effective June 4, 2012)
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets
Ivy Global Natural Resources Fund
Net Assets	Fee
Up to $500 million	1.00% of net assets
Over $500 million and up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets
Ivy Global Real Estate Fund
Net Assets	Fee
Up to $1 billion	0.95% of net assets
Over $1 billion and up to $2 billion	0.92% of net assets
Over $2 billion and up to $3 billion	0.87% of net assets
Over $3 billion	0.84% of net assets
Ivy Global Risk-Managed Real Estate Fund
Net Assets	Fee
Up to $1 billion	0.95% of net assets
Over $1 billion and up to $2 billion	0.92% of net assets
Over $2 billion and up to $3 billion	0.87% of net assets
Over $3 billion	0.84% of net assets
Ivy High Income Fund
Net Assets	Fee
Up to $500 million	0.625% of net assets
Over $500 million and up to $1 billion	0.60% of net assets
Over $1 billion and up to $1.5 billion	0.55% of net assets
Over $1.5 billion	0.50% of net assets
Ivy International Core Equity Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.70% of net assets
Ivy International Growth Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.70% of net assets

Ivy Large Cap Growth Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets
Ivy Limited-Term Bond Fund
Net Assets	Fee
Up to $500 million	0.50% of net assets
Over $500 million and up to $1 billion	0.45% of net assets
Over $1 billion and up to $1.5 billion	0.40% of net assets
Over $1.5 billion	0.35% of net assets
Ivy Managed International Opportunities Fund
A cash fee computed each day on the net assets of the Fund at the annual rate of 0.05% of net assets.
Ivy Micro Cap Growth Fund
Net Assets	Fee
Up to $1 billion	0.95% of net assets
Over $1 billion and up to $2 billion	0.93% of net assets
Over $2 billion and up to $3 billion	0.90% of net assets
Over $3 billion	0.86% of net assets
Ivy Mid Cap Growth Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets
Ivy Money Market Fund
A cash fee computed each day on net asset value for the Fund at the annual rate of 0.40% of net assets.
Ivy Municipal Bond Fund
Net Assets	Fee
Up to $500 million	0.525% of net assets
Over $500 million and up to $1 billion	0.50% of net assets
Over $1 billion and up to $1.5 billion	0.45% of net assets
Over $1.5 billion	0.40% of net assets
Ivy Municipal High Income Fund (Effective May 18, 2009)
Net Assets	Fee
Up to $500 million	0.525% of net assets
Over $500 million and up to $1 billion	0.50% of net assets
Over $1 billion and up to $1.5 billion	0.45% of net assets
Over $1.5 billion	0.40% of net assets

Ivy Real Estate Securities Fund
Net Assets	Fee
Up to $1 billion	0.90% of net assets
Over $1 billion and up to $2 billion	0.87% of net assets
Over $2 billion and up to $3 billion	0.84% of net assets
Over $3 billion	0.80% of net assets
Ivy Science & Technology Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets
Ivy Small Cap Growth Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets
Ivy Small Cap Value Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets
Ivy Tax-Managed Equity Fund (Effective May 18, 2009)
Net Assets	Fee
Up to $1 billion	0.65% of net assets
Over $1 billion and up to $2 billion	0.60% of net assets
Over $2 billion and up to $3 billion	0.55% of net assets
Over $3 billion	0.50% of net assets
Ivy Value Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Amended and Effective May 18, 2009 with respect to addition of Ivy Municipal High Income Fund and Ivy Tax-Managed Equity Fund; Amended and Effective February 11, 2010 with respect to addition of Ivy Asset Strategy New Opportunities Fund; Amended and Effective January 24, 2011 with merger of Ivy Mortgage Securities Fund into Ivy Bond Fund; Amended and Effective June 13, 2011 with respect to merger of Ivy Capital Appreciation Fund into Ivy Large Cap Growth Fund; Amended and Effective June 4, 2012 with respect to addition of Ivy Global Equity Income Fund and name change of Ivy International Balanced Fund to Ivy Global Income Allocation Fund; Amended and Effective February 26, 2013 with respect to addition of Ivy Global Real Estate Fund and Ivy Global Risk-Managed Real Estate Fund; Amended and Effective November 12, 2013 with respect to name change of Ivy Pacific Opportunities Fund to Ivy Emerging Markets Equity Fund and addition of Ivy Emerging Markets Local Currency Debt Fund; Amended and Effective March 17, 2014 with respect to merger of Ivy Asset Strategy New Opportunities Fund into Ivy Emerging Markets Equity Fund and merger of Ivy Managed European/Pacific Fund into Ivy Managed International Opportunities Fund.